FCX Conference Call 4th Quarter and Year Ended 2022 Results January 25, 2023

Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; global market conditions; ore grades and milling rates; production and sales volumes; unit net cash costs and operating costs; capital expenditures; operating plans; cash flows; liquidity; PT-FI’s financing, construction and completion of additional domestic smelting capacity in Indonesia in accordance with the terms of its special mining license (IUPK); extension of PT-FI’s IUPK beyond 2041; FCX’s commitment to deliver responsibly produced copper and molybdenum, including plans to implement and validate its operating sites under specific frameworks; execution of FCX’s energy and climate strategies and the underlying assumptions and estimated impacts on FCX’s business related thereto; achievement of 2030 climate targets and 2050 net zero aspiration; improvements in operating procedures and technology innovations; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal proceedings; debt repurchases and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases is at the discretion of the Board of Directors (Board) and management, respectively, and is subject to a number of factors, including maintaining FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in FCX’s cash requirements, financial position, financing or investment plans; changes in general market, economic, regulatory or industry conditions, including as a result of Russia’s invasion of Ukraine or potential global economic downturn or recession; reductions in liquidity and access to capital; changes in tax laws and regulations, including the impact of the Inflation Reduction Act; any major public health crisis; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the Indonesia government’s extension of PT-FI’s copper concentrate export license after March 19, 2023; PT-FI’s ability to export and sell anode slimes; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; the Indonesia government’s approval of a deferred schedule for completion of additional domestic smelting capacity in Indonesia; discussions relating to the extension of PTFI’s IUPK beyond 2041; cybersecurity incidents; labor relations, including labor-related work stoppages and costs; the results of the PT-FI human health assessment to evaluate the potential impacts of tailings and mining waste, and compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies, and litigation results; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (SEC). Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovation, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation also includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves. This presentation also contains financial measures such as unit net cash costs per pound of copper, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles (GAAP). As required by SEC Regulation G, FCX’s calculation and reconciliation of unit net cash costs per pound of copper and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 4Q22 and YE 2022 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to adjusted EBITDA is included on slide 38. For forward-looking non-GAAP measures FCX is unable to provide a reconciliation to the most comparable GAAP financial measure because the information needed to reconcile these measures is dependent upon future events, many of which are outside of management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with FCX’s accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 2

ELECTRIFYING THE FUTURE

2022 Performance

FREEPORT
FOREMOST IN COPPER

Solid Execution Led to Sales Growth


Copper (bn lbs) (1)
Gold (mms ozs) (2)
3.8
4.2
1.4
1.8
2021
2022
2021
2022

Solid Cash Flow Generation & Capital Management


$ in bn
$9.5
$5.1
$2.7
$3.5
Adjusted (3) EBITDA
Operating (4) Cash Flow
CAPEX Excluding Smelter
CAPEX (5) Including Smelter

Increased Cash Returns to Shareholders (6)


$ in bn
$0.8
$2.2
2021
2022

Net Debt Excluding Smelter Below Financial Policy Target


$ in bn
$3.4
$3 - $4 Bn Net Debt Target
$1.3
6/30/2021
YE 2022 (7)

(1) Consolidated copper sales include 741 mm lbs in 2021 and 840 mm lbs in 2022 for noncontrolling interests; excludes purchased copper.
(2) Consolidated gold sales include 252 k ozs in 2021 and 339 k ozs in 2022 for noncontrolling interests.
(3) A reconciliation of amounts reported in FCX's consolidated financial statements to Adjusted EBITDA is included on slide 38.
(4) Includes working capital and other uses of $1.5 bn.
(5) Includes $1.7 bn for major projects and $0.8 bn for the Indonesia smelter projects.
(6) 2021 includes $0.3 bn in base dividends and $0.5 bn in share repurchases; 2022 includes $0.4 bn in base dividends, $0.4 bn in variable, performance-based dividends and $1.35 bn in share repurchases.
(7) Net debt equals consolidated debt less consolidated cash. Excludes $1.2 bn in net debt associated with the Indonesia smelter projects. See Cautionary Statement.

3

2022 Accomplishments 4 • Copper and gold sales growth • Successful PT-FI underground transition – sustaining large- scale, low-cost production • Measurable progress on new leaching initiative • Solid capital & cost management in challenging environment • Advanced Indonesia smelter • Advancing options for future long-term organic growth • Achieved Copper Mark at all remaining Americas copper sites; PT-FI engaged in validation process • Advancing climate initiatives • Continue to enhance disclosures • Implemented performance-based payout under financial policy • Successful PT-FI bond offering for smelter construction – Achieved Investment Grade rating for PT-FI • Significant open-market debt repurchases at attractive levels OPERATIONS FINANCIAL ESG

Copper Structurally Supported by Favorable Long-term Fundamentals 5 Copper Market Commentary $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 0 300,000 600,000 900,000 1,200,000 1,500,000 Jan-22 Feb-22Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Copper Price Inventories (metric tons) Cu Price ($/lb) Global Copper Exchange Inventories Includes LME, COMEX and Shanghai exchanges Source: Bloomberg as of 1/24/23 • Physical demand healthy • Low inventories • Ongoing industry supply disruptions • Secular growth in metals demand required for clean energy technologies • Project pipeline is thin • Structural demand growth tied to decarbonization combined with limited supply development expected to result in large supply deficits See Cautionary Statement.

Long-Lived Reserve Base 25+ year implied reserve life for copper, excluding mineral resources Copper (bn lbs) 111.0 234.7 Gold (mm ozs) 26.9 67.1 Molybdenum (bn lbs) 3.5 7.8 Mineral Reserves (1) (recoverable) Incremental Mineral Resources (2) (contained) (2) Includes measured, indicated and inferred mineral resources. Estimate of consolidated mineral resources (contained metal) were assessed using a long-term average copper price of $3.50/lb, gold price of $1,500/oz and molybdenum price of $15/lb. Mineral resources are not included in mineral reserves and will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineral resources will become proven and probable mineral reserves. (1) Preliminary estimate of recoverable proven and probable consolidated mineral reserves using long-term average prices of $3.00/lb for copper, $1,500/oz for gold and $12/lb for molybdenum; FCX’s net equity interest in copper mineral reserves totaled 80.4 bn lbs as of 12/31/2022. Consolidated As of 12/31/2022 Copper Reserves (1) By Region See Cautionary Statement. 6 South America 28% North America 44% Indonesia 28%

7 Overview of Freeport-McMoRan’s Molybdenum Business • 2022 production 85mm lbs: 61% by-product / 39% primary • By-product molybdenum produced at Bagdad, Sierrita, Morenci and Cerro Verde • Two primary molybdenum mines located in Colorado – Henderson underground mine (100% owned) – Climax open-pit mine (100% owned) o Currently producing below designed capacity ‒ Mines produce high-purity, chemical-grade molybdenum concentrates • Reserves at year-end 2022 total 3.5 billion lbs (1) World’s Largest Molybdenum Producer $0 $5 $10 $15 $20 $25 $30 $35 Jan-20 Jan-21 Jan-22 Jan-23 $ /l b M o Molybdenum Price ($/lb Mo) Source: S&P Platts Metals Week Daily Dealer Oxide Annual Sensitivities(2) (US$ in mms) Operating Cash FlowEBITDA $ 400 $375 (1) FCX’s net equity interest of molybdenum mineral reserves totaled 3.2 bn lbs as of 12/31/2022. (2) Based on 2024e/2025e annual average. e = estimate. See Cautionary Statement. 0 20 40 60 80 100(mm lbs) SOUTHERN COPPER GRUPO MEXICO Source: Wood Mackenzie 4Q22 +/-$5.00/lb

2022 Operational Data 8 (1) (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. (3) Production costs include profit sharing in South America and severance taxes in North America. 1,162 75 1,469 1,582 1.8 (2) North America IndonesiaSouth America by Region2022 Sales Mo mm lbs Cu mm lbs Au mm ozs (per lb of Cu) Site Production & Delivery, excl. adjs.(3) $2.58 $2.52 $1.58 $2.19 By-product Credits (0.33) (0.34) (2.13) (1.01) Treatment Charges 0.10 0.15 0.22 0.16 Royalties & Export Duties - 0.01 0.42 0.16 Unit Net Cash Costs $2.35 $2.34 $0.09 $1.50 2022 Unit Net Cash Costs North South America America Indonesia Consolidated Cu mm lbs Cu mm lbs NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX’s consolidated financial statements, refer to “Product Revenues and Production Costs” in the supplemental schedules of FCX’s 4Q22 press release, which is available on FCX’s website.

PT-FI Successful Transition to Underground Mining 9 • Sustaining large-scale, low-cost production • Produced 3.0 mm dmts of copper concentrate in 2022 – Annual Record • World’s largest underground operation • Positive long-term partnership with Indonesia government 2019 2020 2021 2022 0.6 0.8 1.3 1.6 2019 2020 2021 2022 0.9 0.8 1.4 1.8 Copper Production (bn lbs) Gold Production (mm ozs) 2019 2020 2021 2022 50 87 145 187 Underground Ore to Mill (000’s t/d) Annual Operating Record Unit Net Cash Cost ($/lb of Cu) 2019 2020 2021 2022 $1.28 $0.43 $0.19 $0.09 See Cautionary Statement.

ELECTRIFYING THE FUTURE

Indonesia Greenfield Smelter Project Update

FREEPORT
FOREMOST IN COPPER

PT-FI committed in 2018 IUPK to construct 2 mm tpy in-country Cu concentrate processing capacity [(1)]


Jetty/Wharf
Desalination Plant Area
Acid Plant Area
Smelter Area
Refinery Area
Precious Metals Refinery Area
Oxygen Plant Area
Smelter Project Site
View Northwest to Southeast
January 2023


Anode Furnace Installation


Flash Converting Furnace


Refinery Steel Erection

Preliminary Estimate of Spending on Greenfield Smelter & PMR
(shared 51% PT Inalum/49% FCX)[(2)]

($ in bns)


$0.2
$0.8
$1.8
$0.6
2021
2022
2023e
2024e

NOTE: See slide 33 for additional details.

(1) Greenfield smelter project expected to be commissioned in 2024 and is being funded with net proceeds from PT-*FI's senior notes* offering and its available revolving credit facility.

(2) Capital spending on the greenfield smelter will be debt financed and will not be deducted from cash available for returns to FCX *shareholders. Estimates exclude capitalized interest, owner's costs and commissioning.*

e = estimate. See Cautionary Statement.

10

ELECTRIFYING THE FUTURE

Future Growth Embedded in Existing Asset Base
Provides Increased Leverage to Copper Prices

FREEPORT
FOREMOST IN COPPER

New Leach Technologies Americas

LEACH TO THE LAST DROP

- Advancing sulfide leaching technologies
- Identified opportunities to achieve annual run rate of 200 mm lbs by year-end 2023

Bagdad Expansion Arizona

BAGDAD 2X BAGDAD

- Double concentrator capacity
- Advancing feasibility study, stakeholder engagement
- Advancing plans to expand tailings infrastructure

Lone Star Expansions Arizona

SAFFORD OPERATIONS LONE STAR

- Near-term oxide expansions
- Increasing exploration to define resource
- Potential long-term sulfide investment
  - 50 bn lbs mineral potential*

El Abra Expansion Chile

EL ABRA

- Large sulfide resource supports a major expansion opportunity
- Monitoring regulatory and fiscal matters
- Advancing plans to invest in water infrastructure to provide option to extend existing operations

Kucing Liar Grasberg District Indonesia

PT FREEPORT INDONESIA

- Commenced development of underground copper/gold reserves
- Benefits from substantial shared infrastructure

* See slide 35.
See Cautionary Statement.

11

Annual Sales Profile January 2023 Estimate NOTE: Consolidated copper sales include 741 mm lbs in 2021, 840 mm lbs in 2022, 1,332 mm lbs in 2023e, 1,407 mm lbs in 2024e and 1,360 mm lbs in 2025e for noncontrolling interests; excludes purchased copper. 0 1 2 3 4 5 2021 2022 2023e* 2024e* 2025e 3.8 4.2 4.2 4.2 4.2 0 1 2 2021 2022 2023e* 2024e* 2025e 1.4 1.8 1.7 1.8 1.6 0 25 50 75 100 2021 2022 2023e 2024e 2025e 82 75 80 85 90 12 * Estimates assume deferrals of ~90 mm lbs of copper and ~120k ozs of gold in 2023 and ~105 mm lbs of copper and ~110k ozs of gold in 2024 related to production deferred in inventory until final sale associated with PT-FI’s tolling arrangement with PT Smelting (January 2023) and PT-FI’s new greenfield smelter (expected to commence in 2024). e = estimate. See Cautionary Statement. NOTE: Consolidated gold sales include 253k ozs in 2021, 339k ozs in 2022, 812k ozs in 2023e, 871k ozs in 2024e and 769k ozs in 2025e for noncontrolling interests. (billion lbs) Copper Sales (million lbs) Moly Sales Gold Sales (million ozs)

2022 Actual (1) Impacts January 2023e Guidance (2) Site Production & Delivery $2.19 +10¢ (3) $2.29 By-product Credits (1.01) -3¢ (1.04) Treatment Charges 0.16 +6¢ (4) 0.22 Royalties & Export Duties 0.16 -3¢ 0.13 Unit Net Cash Costs $1.50 $1.60 Reconciliation of 2023e Unit Net Cash Cost Guidance e = estimate. See Cautionary Statement. 13 2023e Site Production Costs Breakdown Materials and Supplies 33% Labor 26% Energy 24% Other 12%(5) Acid 5% ($ and ¢ per pound of copper) (1) 2022 realizations: $3.90/lb of copper, $1,787/oz of gold and $19/lb of molybdenum (2) 2023e price assumptions: $4.00/lb of copper, $1,900/oz of gold and $20/lb of molybdenum (3) Reflects higher costs primarily associated with energy prices (electricity and coal), power consumption, materials & supplies and labor (4) Reflects increase in market rates on sales to third parties and conversion of PT Smelting arrangement to tolling (5) Support costs, taxes/fees, social costs & other

14 NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement. (1) U.S. Dollar Exchange Rates: 875 Chilean peso, 15,500 Indonesian rupiah, $0.68 Australian dollar, $1.05 Euro, 3.83 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $3.50/lb Cu $4.25/lb Cu $5.00/lb Average ’24e/’25e $0 $3 $6 $9 $12 Cu $3.50/lb Cu $4.25/lb Cu $5.00/lb Average ’24e/’25e ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA EBITDA and Cash Flow at Various Copper Prices Assuming $1,900/oz gold, $20/lb molybdenum Sensitivities Average ’24e/’25e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $335 Molybdenum +/-$1.00/lb $ 75 Gold +/-$50/oz $ 55 Currencies (1) +/-10% $160 Diesel +/-10% $ 75 Copper +/-$0.10/lb $425 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 80 Currencies(1) +/-10% $225 Diesel +/-10% $100

2022 2023e 2024e Consolidated Capital Expenditures Excluding Indonesia Smelter Projects CAPEX (1) Major Projects (1) See slide 10; Indonesia smelter projects are being funded with net proceeds from PT-FI’s April 2022 senior notes offering and its available revolving credit facility. (2) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.1 bn in 2023e and $0.5 bn in 2024e). For details of discretionary spending see slide 36. NOTE: Amounts include capitalized interest. Discretionary CAPEX and smelter spending will be excluded from the free cash flow (as defined on slide 16) calculation for purposes of the performance-based payout framework. e= estimate. See Cautionary Statement. Other $1.0 ($ in bns) $1.7(2) $2.5(2) $2.7 $1.3(2) $1.1 15 $3.4 $1.4 $0.8 (2) Planned Discretionary Planned Discretionary $0.8 $1.0 $3.0 $1.4 Planned Discretionary Other Other

ELECTRIFYING THE FUTURE

Financial Policy: Performance-Based Payout Framework

~50% free cash flow(1) for shareholder returns

FREEPORT
FOREMOST IN COPPER

Maintain Strong Balance Sheet

Net Debt/Adjusted EBITDA
Less than 1x


$3.4
$3 - $4 Bn
Net Debt Target
$1.3
6/30/2021
YE 2022 (2)

Cash Returns to Stockholders


$2.2
Share
Repurchases (3)
Variable
Dividend
$0.30/Share
Base Dividend
$0.30/Share
$0.8
2021
2022

Advance Organic Growth Opportunities

- Positioned for future growth
- New projects in progress
  - Kucing Liar
  - Lone Star oxide expansion
  - Grasberg Mill recovery project
  - Atlantic Copper circular
- Organic project pipeline
  - Leach initiatives
  - Bagdad 2X
  - Lone Star sulfide expansions
  - El Abra expansion

Board will review structure of performance-based payout framework at least annually

NOTE: Target net debt $3 - $4 bn, excluding project debt for additional smelting capacity in Indonesia.

(1) Available cash flows generated after planned capital spending (excluding Indonesia smelter projects funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.

(2) Net debt equals consolidated debt less consolidated cash. Excludes $1.2 bn in net debt associated with the Indonesia smelter projects.

(3) FCX has acquired 47.9 mm shares of its common stock for a total cost of $1.8 bn ($38.35 avg. cost per share) under program, including 35.1 mm shares for a total cost of $1.35 bn ($38.36 avg. cost per share) during 2022.

See Cautionary Statement.

16

Long-lived reserves Embedded growth options Strong balance sheet Cash returns for shareholders Responsible producer of scale Experienced management team 17 Executing Clearly Defined Strategy Focused on Copper

18

Reference Slides

20 Copper – Metal of the Future Critical to Global Decarbonization Source: International Copper Association See Cautionary Statement. Freeport is strategically positioned as a leading copper producer. Global Decarbonization is Expected to Drive Intensity of Copper Use More than 65% of the world’s copper is used in applications that deliver electricity Electric vehicles use up to four times more copper than internal combustion engines Copper consumption associated with electric vehicles and renewable energy technologies to grow rapidly Renewable energy technologies use four to five times more copper than fossil fuel power generation

S&P Global Copper Study Published in July 2022 21 Key takeaways from independent study led by Dan Yergin as project chairman • Copper — the “metal of electrification” — is essential to all energy transition plans • Copper demand is projected to grow from 25 million metric tons (MMt) today to about 50 MMt by 2035, a record-high level that will be sustained and continue to grow to 53 MMt by 2050 • Potential supply-demand gap is expected to be very large as the transition proceeds • Substitution and recycling will not be enough to meet the demands of electric vehicles (EVs), power infrastructure, and renewable generation • Unless massive new supply comes online in a timely way, the global goal of Net-Zero Emissions by 2050 will be short-circuited and remain out of reach

2022 ESG Highlights • Achieved the Copper Mark at all 11 of our eligible copper producing sites in North America, South America and Europe; PT-FI completed the assurance process and submitted its validation package • Signed letters of commitment for the new Molybdenum Mark for Climax and Henderson mines in Colorado • GHG reduction targets now collectively cover nearly 100 percent of Scope 1 and 2 GHG emissions; advanced Scope 3 inventory review • Progressed a study at PT-FI to evaluate the feasibility of replacing the coal- fired power plant in the future • Investments exceeded $170 million in our global communities • Completed independent, third-party Human Rights Impact Assessment (HRIA) for all 5 Arizona copper sites; PT-FI HRIA is in progress and currently expected to be completed in 2023 • Advanced implementation of the Global Industry Standard on Tailings Management at Americas sites Note: New GHG Reduction targets are in addition to the 2030 Americas and 2030 PT-FI GHG emissions intensity reduction targets. For more information on FCX’s climate strategy, see our 2021 Climate Report at fcx.com/sustainability. To date, eleven FCX sites have been awarded the Copper Mark: Morenci, Cerro Verde, El Abra, Atlantic Copper, the Miami smelter and mine, the El Paso refinery and rod mill, Bagdad, Safford, Sierrita, Chino, and Tyrone. See Cautionary Statement. 22

The Copper Mark & Molybdenum Mark 23 Recognition for Responsible Production Assurance framework developed to demonstrate the copper industry’s responsible production practices Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices Copper Mark governed by independent board including NGO participation and multi-stakeholder advisory council Framework covers 32 issue areas across 5 ESG categories developed by the Responsible Minerals Initiative’s Risk Readiness Assessment Requires third-party assurance of site performance and independent Copper Mark validation every three years The Copper Mark recently extended its framework to other base metals including molybdenum (“the Molybdenum Mark”) FCX is committed to achieving the Copper Mark at all of our copper producing sites and has initiated the Molybdenum Mark process at our primary molybdenum sites in Colorado STATUS BY SITE: AW ARDED Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ)* Cerro Verde mine (Peru)* Chino mine (NM) El Abra mine (Chile) El Paso refinery & rod mill (TX) Miami smelter, mine & rod mill (AZ) Morenci mine (AZ)* Safford mine (AZ) Sierrita mine (AZ)* Tyrone mine (NM) LETTER OF COMMITMENT PT-FI mine (Indonesia) Climax mine (CO)** Henderson mine (CO)** Note: Status as of 01/24/2023 * Denotes Molybdenum Mark awarded for byproduct production ** Denotes Molybdenum Mark for primary production See Cautionary Statement.

Financial Highlights Copper Consolidated Volumes, excluding purchases (mm lbs) 1,042 4,213 Average Realization (per lb) $ 3.77 $ 3.90 Site Production & Delivery Costs (per lb) $ 2.28 $ 2.19 Unit Net Cash Costs (per lb) $ 1.53 $ 1.50 Gold Consolidated Volumes (000’s ozs) 458 1,823 Average Realization (per oz) $1,789 $1,787 Molybdenum Consolidated Volumes (mm lbs) 19 75 Average Realization (per lb) $18.94 $18.71 4Q22 (1) Includes working capital and other uses of $0.5 bn for 4Q22 and $1.5 bn for 2022. (2) Includes $3.0 bn in senior notes issued by PT-FI in April 2022. (3) Includes $1.8 bn from PT-FI senior notes offering that is expected to be used to finance the Indonesia smelter projects. Revenues $ 5.8 $ 22.8 Net Income Attributable to Common Stock $ 0.7 $ 3.5 Diluted Net Income Per Share $ 0.48 $ 2.39 Operating Cash Flows $ 1.1 $ 5.1 Capital Expenditures $ 1.0 $ 3.5 Total Debt $ 10.6 $ 10.6 Consolidated Cash and Cash Equivalents $ 8.1 $ 8.1 (1) (in billions, except per share amounts) Sales Data Financial Results 2022 24 (2) (3)

ELECTRIFYING THE FUTURE

4Q22 Mining Operating Summary

FREEPORT
FOREMOST IN COPPER

Sales From Mines for 4Q22 & 4Q21 by Region


North America
South America (2)
Indonesia (3)
338
364
19 (1)
19 (1)
317
286
387
370
455
392
Cu
mm lbs
Mo
mm lbs
Au
000 ozs
4Q22
4Q21
4Q22
4Q21
4Q22
4Q21
4Q22
4Q21
4Q22
4Q21

4Q22 Unit Net Cash Costs (per lb of Cu)

	North America	South America	Indonesia	Consolidated
Site Production & Delivery, excl. adjs.	$2.70	$2.57	$1.69	$2.28
By-product Credits	(0.32)	(0.42)	(2.20)	(1.04)
Treatment Charges	0.11	0.14	0.22	0.16
Royalties & Export Duties	-	0.01	0.35	0.13
Unit Net Cash Costs	$2.49	$2.30	$0.06	$1.53

(1) Includes 5 mm lbs in 4Q22 and 7 mm lbs in 4Q21 from South America.
(2) Silver sales totaled 1.2 mm ozs in 4Q22 and 1.0 mm ozs in 4Q21.
(3) Silver sales totaled 1.5 mm ozs in 4Q22 and 1.6 mm ozs in 4Q21.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's *consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q22 press release, which is available on FCX's website.*

25

ELECTRIFYING THE FUTURE

Actions in 2022 to Strengthen Balance Sheet

FREEPORT
FOREMOST IN COPPER

FCX

Open Market Debt Retirements

- Purchased ~$1.1 bn of Sr. Notes in open market during 2022, including $0.1 bn in 4Q22
- 5% discount to par
- Annual interest savings ~ $50 mm

Replaced revolver with new $3.0 bn revolving credit facility

- Matures in October 2027 (vs. 2024 under previous facility)
- Terms are substantially similar to prior facility

PT-FI

Raised $3 bn in Senior Notes to fund Indonesia Smelter Projects

- Average weighted cost of three tranches approximated 5.4%

Restructured credit facility

- Added approximately $385 mm in capacity (net of term loan prepayment), matures in 2026

CERRO VERDE

Refinanced $350 mm term loan with revolver

- Subsequently paid down revolver to zero



26

$0 $2 $4 $6 $8 2023 2024 2025 2026 2027 2028 Thereafter 27 Solid Balance Sheet and Liquidity Attractive Debt Maturity Profile (US$ bns) $6.5 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes $1.0 3.875% Sr. Notes $0.7 4.55% Sr. Notes FCX Revolver $ - FCX/FMC Senior Notes 7.6 PT-FI Senior Notes 3.0 Total Debt $ 10.6 Consolidated Cash and Cash Eq. $ 8.1 Net Debt (1) $ 2.5 Net Debt/Adjusted EBITDA(2) 0.3x $ - at 12/31/22Total Debt & Cash $ - $ 1.4 (1) Includes $1.2 bn associated with the Indonesia smelter projects. (2) Trailing 12-months. (3) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. See Cautionary Statement. (3) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PT-FI Sr. Notes 5.315% & 6.2% PT-FI Sr. Notes Significant liquidity ▪ $8.1 bn in consolidated cash and cash equiv. ▪ $3.0 bn in availability under FCX credit facility ▪ $1.3 bn in availability under PT-FI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.55% Sr. Notes 4.125%, 4.375% Sr. Notes $1.0

ELECTRIFYING THE FUTURE

2023e Outlook

FREEPORT
FOREMOST IN COPPER

Sales Outlook

- Copper: 4.2 billion lbs
- Gold: 1.7 million ozs
- Molybdenum: 80 million lbs

Unit Net Cash Cost of Copper

- Site prod. & delivery
  - 2023e: $2.29/lb
  - 1Q23e: $2.43/lb
- After by-product credits [1]
  - 2023e: $1.60/lb
  - 1Q23e: $1.78/lb

Operating Cash Flows [1,2]

- ~$7.2 billion[3] @ $4.00/lb copper for 2023e
- Each 10¢/lb change in copper in 2023e = $440 million impact

Capital Expenditures

- $3.4 billion (excluding smelter projects[4])
  - $2.3 billion for major projects[5]
  - $1.1 billion for other mining

(1) Assumes average prices of $1,900/oz gold and $20/lb molybdenum in 2023e.
(2) Each $100/oz change in gold would have an approximate $170 mm impact and each $2/lb change in molybdenum would have an approximate $120 mm impact.
(3) Including $0.1 billion of working capital and other sources.
(4) Indonesia smelter projects are being funded with net proceeds from PT-*FI's senior notes offering and its available revolving cre*dit facility.
(5) Major projects CAPEX includes $1.3 bn for planned projects and $1.0 bn of discretionary projects.
e = estimate. See Cautionary Statement.



28

1,200 2022 and 2023e Sales by Region (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. 80 (1) Mo mm lbs 1,460 Cu mm lbs e = estimate. See Cautionary Statement. 1,500 1.7 (2) Au mm ozs 75 (1) Mo mm lbs 1,469 Cu mm lbs 1,582 1.8 (2) Au mm ozs 1,162 North America IndonesiaSouth America by Region2022 Sales North America IndonesiaSouth America by Region2023e Sales 29

NOTE: Consolidated copper sales include 269 mm lbs in 1Q23e, 356 mm lbs in 2Q23e, 346 mm lbs in 3Q23e and 361 mm lbs in 4Q23e for noncontrolling interests; excludes purchased copper. 0 200 400 600 800 1000 1200 1Q23e* 2Q23e 3Q23e 4Q23e 900 1,100 1,070 1,090 0 150 300 450 600 1Q23e* 2Q23e 3Q23e 4Q23e 300 460 460 480 0 5 10 15 20 25 1Q23e 2Q23e 3Q23e 4Q23e 20 20 20 20 30 NOTE: Consolidated gold sales include 94k ozs in 1Q23e, 236k ozs in 2Q23e, 236k ozs in 3Q23e and 246k ozs in 4Q23e for noncontrolling interests. (million lbs) Copper Sales (million lbs) Moly Sales Gold Sales (thousand ozs) 2023e Quarterly Sales * Beginning January 1, 2023, PT-FI's commercial arrangement with PT Smelting converted to a tolling arrangement. Estimates assume approximately 90 mm lbs of copper and 120k ozs of gold from PT-FI’s production will be deferred in inventory until final sale. e = estimate. See Cautionary Statement.

ELECTRIFYING THE FUTURE

2022 and 2023e
Unit Production Costs by Region

FREEPORT
FOREMOST IN COPPER


WEOOG
CATERPILLAR
793B
65

2022 Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery [1]	$2.58	$2.52	$1.58	$2.19
By-product Credits	(0.33)	(0.34)	(2.13)	(1.01)
Treatment Charges	0.10	0.15	0.22	0.16
Royalties & Export Duties	-	0.01	0.42	0.16
Unit Net Cash Costs	$2.35	$2.34	$0.09	$1.50

2023e Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs [2]				
Site Production & Delivery [1]	$2.72	$2.49	$1.71	$2.29
By-product Credits	(0.38)	(0.38)	(2.20)	(1.04)
Treatment Charges	0.11	0.18	0.37	0.22
Royalties & Export Duties	-	0.01	0.34	0.13
Unit Net Cash Costs	$2.45	$2.30	$0.22	$1.60

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Estimates assume average prices of $4.00/lb for copper, $1,900/oz for gold and $20/lb for molybdenum for 2023e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's *consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 4Q22 press release, which is available on FCX's website.*
e = estimate. See Cautionary Statement.

31

PT-FI Mine Plan Metal Production, 2022 – 2027e NOTE: Amounts are projections. Timing of annual production will depend on a number of factors, including operational performance and other factors. FCX's economic interest in PT-FI approximated 81.27% through 2022 and beginning January 1, 2023, FCX’s economic interest in PT-FI is 48.76%. PT-FI expects to defer production in inventory until final sale under its new tolling arrangement with PT Smelting (January 2023) and upon commencement of its new greenfield smelter (expected in 2024).This is not expected to result in a significant change in PT-FI's economics but will impact the timing of PT-FI's sales. e = estimate. See Cautionary Statement. 1.6 1.6 1.7 1.6 1.6 1.6 1.8 1.8 1.9 1.6 1.3 1.2 2022 2023e 2024e 2025e 2026e 2027e Cu bn lbs Au mm ozs Total: 8.1 billion lbs copper Annual Average: ~1.6 billion lbs 2023e – 2027e Copper Total: 7.8 million ozs gold Annual Average: ~1.6 million ozs 2023e – 2027e Gold 32

3D Concept Map of PMR (1) In accordance with Indonesia regulations, PT-FI submits a smelter progress report to the Indonesia government for review every six months. (2) Based on target price of $2.8 bn for construction contract (excludes capitalized interest, owner’s costs and commissioning) and $0.2 bn for investment in new desalinization plant for the smelter. See Cautionary Statement. PTS Smelter at Gresik Concentrate Storage Smelting Furnaces Electrorefinery Slag ConcentratorAcid Plant Utilities, Effluent treatment Acid Tanks Slag Cooling From/To Jetty, Wharf Final Cathodes Acid To Tanks PMR Slimes Final Slag Overall Smelting Process Indonesia Downstream Processing Activities Precious Metals Refinery (PMR) • To be constructed to process gold and silver from greenfield smelter and PT Smelting • Construction is in progress with commission expected during 2024. • Cost estimate: $400 mm Greenfield Smelter • 1.7 mm mt of annual concentrate capacity • Designed to be world’s largest flash smelter/convertor facility • Advancing groundwork/preparation • Project expected to be commissioned in 2024 (1) • Cost estimate: ~$3.0 bn (2) • 30% increase to existing smelter to add 300,000 mt of annual concentrate capacity • Completed commercial arrangements in 4Q21 • Target completion of YE 2023 • Cost estimate: $250 mm PT Smelting Expansion 33

34 Advancing New Leach Technologies Taking Leach to the Next Level South America 16% Other North America 34% Morenci 50% Copper in Leach Stockpiles Unrecoverable by Traditional Leach Methods 38 bn lbs Contained* * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves and mineral resources. See Cautionary Statement. ● Industry leader with long history of leach production ● Internal and external initiatives to advance sulfide leaching technologies and to drive continuous recovery improvement ● Focused on traditional ores and ores that have been typically considered difficult to leach, like chalcopyrite ● Data analytics providing new insights to drive additional value ● New applications to retain heat in stockpiles yielding results ● Success would enable utilization of latent tank house capacity with limited capital investment and low incremental cost ● Lower carbon and water-intensity footprint ● Identified opportunities to achieve annual run rate of 200 mm lbs by year-end 2023

ELECTRIFYING THE FUTURE

Lone Star Update

FREEPORT
FOREMOST IN COPPER

Oxides

Preliminary 2P Reserves: 6.7 billion lbs


120 (1)
85
75
Stacking rate (k t/d)
Original Design 2020 start-up
2022
Incremental Expansion
~200 mm
~250 mm (2) lbs/annum
~300 mm

Low capital intensity investment in additional mining and processing equipment

Sulfides

Mineral Potential: ~50 billion lbs [3]

- Success of oxide development advances opportunity for scale
- Design to incorporate combined leach and concentrate facilities – similar to Morenci
- Next steps
  - Ongoing exploration to support metallurgical testing
  - Scoping studies/mine planning scenarios

(1) Initially at 105k t/d with ramp-up to 120k t/d.
(2) Excludes historical Safford leach material which currently approximates 25 mm lbs/annum.
(3) Estimated mineral potential includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves.

See Cautionary Statement.

35

ELECTRIFYING THE FUTURE

Discretionary Capital Projects*

FREEPORT
FOREMOST IN COPPER

Kucing Liar

- Commenced long-term mine development activities
- Approximate 10-year development timeframe
- Sustain large-scale, low-cost Cu/Au production
- Capital investment: ~$400 mm/yr average (~$470mm in 2023e)
- 6.8 bn lbs copper & 6.5 mm ozs gold
  - ~ 550 mm lbs & 560K ozs per annum

Grasberg Mill Recovery Project

- Installing new copper cleaner circuit
- Improved Cu concentrate grades/metal recoveries
- Capital investment: ~$470 mm (~$240 mm in 2023e)
- Targeted completion: 1H24e
- +60 mm lbs/yr & +40K ozs/yr of incremental Cu/Au

Lone Star Oxide Expansion

- Low capital intensity investment
- Capital investment: ~$300 mm (~$125 mm in 2023e)
- Increase stacking rate: 95k t/d to 120k t/d
- Targeting ~300 mm lbs of copper/annum in 2023e
  - +50 mm lbs/yr of incremental production

Atlantic Copper CirCular

- Recycle electronic material
- Capital investment: ~$325 mm (~$140 mm in 2023e)
- Expect to commission in 2024e; full rates in 2025e
- ~$60 mm per annum in incremental EBITDA

*These discretionary projects and the Indonesia smelter projects will be excluded from the free cash flow calculation (defined on slide 16) for purposes of the performance-based payout framework.
e = estimate. See Cautionary Statement.

36

ELECTRIFYING THE FUTURE

4Q22 Copper Realization & 1Q23e Guidance

FREEPORT
FOREMOST IN COPPER

4Q22 LME Average Copper Price	$3.63/lb
3-Mo. Fwd Price for Copper at the End of December	$3.80/lb
FCX 4Q22 Consolidated Copper Price Realization	$3.77/lb (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period)
FCX 4Q22 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $175 mm Net income: $76 mm Earnings/share: $0.05
1Q23e Open Pound Guidance	• Open lbs priced at $3.80/lb on 12/31/22 • Each $0.05 change in avg copper price in 1Q23 = $13 mm impact to 2023e net income • LME copper settled at $4.22/lb on 1/24/23



NOTE: When the quarter end forward pricing is above the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be above the quarterly average spot pricing. Conversely, the quarterly copper realization can be expected to be below the quarterly spot price average if quarter end forward curve pricing is below the quarterly average spot price. Quarterly copper realizations by region may vary from the consolidated average.
e = estimate. See Cautionary Statement.

37

38 Adjusted EBITDA Reconciliation (1) Fourth-quarter 2022 primarily includes adjustments to reclamation liabilities at PT-FI ($116 mm) and charges for a proposed settlement related to legacy environmental litigation ($44 mm). The twelve months ended 12/31/2022 also includes net adjustments to environmental obligations ($22 mm) and net charges for contested matters at PT-FI ($20 mm). (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently. ($ in mm) 12 mos ended 4Q22 12/31/2022 Net income attributable to common stock $697 $3,468 Interest expense, net 137 560 Income tax provision 557 2,267 Depreciation, depletion and amortization 515 2,019 Metals inventory adjustments (14) 29 Net gain on sales of assets - (2) Accretion and stock-based compensation 50 197 Other net charges (1) 170 242 Gain on early extinguishment of debt (3) (31) Other income, net (140) (207) Net income attributable to noncontrolling interests 280 1,011 Equity in affiliated companies’ net losses (earnings) 2 (31) FCX Adjusted EBITDA (2) $2,251 $9,522